Exhibit 10.17K
[AEP Letterhead]
Oxford Mining Company, LLC
544 Chestnut Street
P.O. Box 427
Coshocton, OH 43812
Attention: Angela Ashcraft — Supervisor, Commercial Analysis
April 16, 2010

Re:	Coal Purchase and Sale Agreement No. 10-62-04-900, dated as of May 21, 2004, as amended, between American Electric Power Service Corporation, as agent for Columbus Southern Power Company (“Buyer”), and Oxford Mining Company, Inc. (“Seller”)

Amendment No. 2010-3
Gentlemen:
Reference is made to the above referenced Coal Supply Agreement, as amended, (the “Agreement”) under which Seller is supplying coal to Buyer. Reference is also made to Seller’s revised claim dated March 22, 2010, requesting Contract Price adjustments to be effective as of April 1, 2010.
Representatives of Buyer have completed their preliminary review of Seller’s Contract Price adjustment request. Accordingly, Buyer is agreeable to granting the final cost component adjustments and to establishing the resulting Contract Price detailed in Schedule 0-4 attached hereto and hereby made a part hereof.
The final cost component adjustments and the resulting final Contract Price, as set forth herein shall be subject to Buyer’s final audit. A retroactive adjustment shall be made by payment of any amount due Buyer or Seller.
Except as amended herein, all other provisions of the Agreement shall remain in full force and effect. If you are in agreement with the foregoing, kindly indicate your acceptance thereof by signing the enclosed duplicate of this letter in the space provided and by returning it to the notice address provided in the Agreement.
Very truly yours,
James D. Henry
Vice President — Fuel Procurement East,
as Agent for Columbus Southern Power Company
Acceptance Date:
Oxford Mining Company, LLC

Signature

Name (Print)

Title
xc: W. E. Spiker — Eagle Fuels, Inc.

Schedule O-4
Oxford Mining Company
Schedule of Tentative Cost Component Adjustments Per Ton
and Resulting Tentative Base Prices Per Ton
10-62-04-900
FOB Plant

	Tentative		Tentative		Tentative
	Contract Price (1)		Adjustments		Contract Price
	01/01/10		04/01/10		04/01/10
Cost Component
Labor	$	[*]	$	[*]	$	[*]
Health Benefits		[*]		[*]		[*]
Petroleum Products Refined		[*]		[*]		[*]
Explosives		[*]		[*]		[*]
Construction Machinery		[*]		[*]		[*]
Other		[*]		[*]		[*]
Per Ton Assessments
Federal Reclamation Fee		0.315		0.000		0.315
FBLET		0.550		0.000		0.550
Ohio Severance Tax		0.272		0.000		0.272
Changes in Law		[*]		[*]		[*]

FOB Delivered Price	$	[*]	$	[*]	$	[*]
Truck Transportation Cost		[*]		[*]		[*]

TOTAL CONTRACT PRICE — Spec A	$	[*]	$	[*]	$	[*]

	Tentative		Tentative		Tentative
	Contract Price (1)		Adjustments		Contract Price
	01/01/10		04/01/10		04/01/10
Cost Component
Labor	$	[*]	$	[*]	$	[*]
Health Benefits		[*]		[*]		[*]
Petroleum Products Refined		[*]		[*]		[*]
Explosives		[*]		[*]		[*]
Construction Machinery		[*]		[*]		[*]
Other		[*]		[*]		[*]
Per Ton Assessments
Federal Reclamation Fee		0.315		0.000		0.315
FBLET		0.550		0.000		0.550
Ohio Severance Tax		0.272		0.000		0.272
Changes in Law		[*]		[*]		[*]

FOB Delivered Price	$	[*]	$	[*]	$	[*]
Truck Transportation Cost		[*]		[*]		[*]

TOTAL CONTRACT PRICE — Spec B	$	[*]	$	[*]	$	[*]

(1)	Established in Amendment 2010-2, dated February 4, 2010

[*]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule O-4
Oxford Mining Company
Schedule of Tentative Cost Component Adjustments Per Ton
and Resulting Tentative Base Prices Per Ton
10-62-04-900
FOB Rehobeth

	Tentative		Tentative		Tentative
	Contract Price (1)		Adjustments		Contract Price
	01/01/10		04/01/10		04/01/10
Cost Component
Labor	$	[*]	$	[*]	$	[*]
Health Benefits		[*]		[*]		[*]
Petroleum Products Refined		[*]		[*]		[*]
Explosives		[*]		[*]		[*]
Construction Machinery		[*]		[*]		[*]
Other		[*]		[*]		[*]
Per Ton Assessments
Federal Reclamation Fee		0.315		0.000		0.315
FBLET		0.550		0.000		0.550
Ohio Severance Tax		0.272		0.000		0.272
Changes in Law		[*]		[*]		[*]

FOB Delivered Price	$	[*]	$	[*]	$	[*]
Truck Transportation Cost		[*]		[*]		[*]

TOTAL CONTRACT PRICE — Spec A	$	[*]	$	[*]	$	[*]

	Tentative		Tentative		Tentative
	Contract Price (1)		Adjustments		Contract Price
	01/01/10		04/01/10		04/01/10
Cost Component
Labor	$	[*]	$	[*]	$	[*]
Health Benefits		[*]		[*]		[*]
Petroleum Products Refined		[*]		[*]		[*]
Explosives		[*]		[*]		[*]
Construction Machinery		[*]		[*]		[*]
Other		[*]		[*]		[*]
Per Ton Assessments
Federal Reclamation Fee		0.315		0.000		0.315
FBLET		0.550		0.000		0.550
Ohio Severance Tax		0.272		0.000		0.272
Changes in Law		[*]		[*]		[*]

FOB Delivered Price	$	[*]	$	[*]	$	[*]
Truck Transportation Cost		[*]		[*]		[*]

TOTAL CONTRACT PRICE — Spec B	$	[*]	$	[*]	$	[*]

(1)	Established in Amendment 2010-2, dated February 4, 2010

[*]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule O-4
Oxford Mining Company
Schedule of Tentative Cost Component Adjustments Per Ton
and Resulting Tentative Base Prices Per Ton
10-62-04-900
FOB Cadiz

	Tentative		Tentative		Tentative
	Contract Price (1)		Adjustments		Contract Price
	01/01/10		04/01/10		04/01/10
Cost Component
Labor	$	[*]	$	[*]	$	[*]
Health Benefits		[*]		[*]		[*]
Petroleum Products Refined		[*]		[*]		[*]
Explosives		[*]		[*]		[*]
Construction Machinery		[*]		[*]		[*]
Other		[*]		[*]		[*]
Per Ton Assessments
Federal Reclamation Fee		0.315		0.000		0.315
FBLET		0.550		0.000		0.550
Ohio Severance Tax		0.272		0.000		0.272
Changes in Law		[*]		[*]		[*]

FOB Delivered Price	$	[*]	$	[*]	$	[*]
Truck Transportation Cost		[*]		[*]		[*]

TOTAL CONTRACT PRICE — Spec A	$	[*]	$	[*]	$	[*]

	Tentative		Tentative		Tentative
	Contract Price (1)		Adjustments		Contract Price
	01/01/10		04/01/10		04/01/10
Cost Component
Labor	$	[*]	$	[*]	$	[*]
Health Benefits		[*]		[*]		[*]
Petroleum Products Refined		[*]		[*]		[*]
Explosives		[*]		[*]		[*]
Construction Machinery		[*]		[*]		[*]
Other		[*]		[*]		[*]
Per Ton Assessments
Federal Reclamation Fee		0.315		0.000		0.315
FBLET		0.550		0.000		0.550
Ohio Severance Tax		0.272		0.000		0.272
Changes in Law		[*]		[*]		[*]

FOB Delivered Price	$	[*]	$	[*]	$	[*]
Truck Transportation Cost		[*]		[*]		[*]

TOTAL CONTRACT PRICE — Spec B	$	[*]	$	[*]	$	[*]

(1)	Established in Amendment 2010-2, dated February 4, 2010

[*]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.